Realized Fair Value Gain On Digital Asset Borrowings	12 Months Ended
Dec. 31, 2023
Realized Fair Value Gain On Digital Asset Borrowings [Abstract]
REALIZED FAIR VALUE GAIN ON DIGITAL ASSET BORROWINGS

14.    REALIZED FAIR VALUE GAIN ON DIGITAL ASSET BORROWINGS

On February 8 and March 26, 2022, the Company entered into agreements with a third party to borrow 300 Bitcoin at 1% annual interest rate. The borrowed funds were primarily used to supplement working capital.

Upon receipt of the Bitcoins, the Company converted them into USDT and fiat currency.

The digital asset borrowings were scheduled to mature at the end of June 2022, and on June 2, 2022, the Company repaid the lender with 300 Bitcoin units and realized a fair value gain on digital asset borrowings due to changes in the Bitcoin spot price between the day of receipt and the day of repayment.